SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 18, 2005

                          SENSOR SYSTEM SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                       0-024828                   98-0226032
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


    45 Parker Avenue, Suite A, Irvine, California                    92618
       (Address of principal executive offices)                   (Zip code)

                                 (949) 855-6688
               Registrant's telephone number, including area code:


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

      On August 10, 2005, Sensor System Solutions, Inc. (the "Company") entered into an Engagement Agreement (the "Engagement Agreement") with Trenwith Securities, LLC ("Trenwith"). Pursuant to the Engagement Agreement, the Company engaged Trenwith as its managing placement agent in connection with a private placement transaction with accredited investors up to $20,000,000 of the Company's common stock, par value $0.01 per shares (the "Common Stock"). In consideration of Trenwith's performances as managing placement agent, and upon the closing of the private placement transaction, the Company agreed to issue to Trenwith warrants for the purchase of the Company's Common Stock subject to the terms and conditions of the Engagement Agreement.

      On October 6, 2005, the Company entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP ("Cornell"), pursuant to which, the Company may, at its discretion, periodically sell to Cornell shares of its Common Stock for a total purchase price of $15,000,000. On October 6, 2005, the Company also entered into a securities purchase agreement pursuant to which the Company shall sell to Cornell secured convertible debentures in the aggregate principal amount of $600,000, plus accrued interest, which is convertible, at Cornell's discretion, into the Company's Common Stock. As a result of these transactions, the Company shall file with the U.S. Securities and Exchange Commission a registration statement registering the securities underlying the Standby Equity Distribution Agreement, the convertible secured debentures, and any warrants issued to Cornell.

      In connection with the Engagement Agreement, and the closing of the private placement transaction with Cornell, on November 16, 2005, the Company issued to Trenwith a warrant (the "Warrant") to purchase up to 511,607 of the Company's Common Stock. Out of the 511,607 shares, Trenwith is entitled to purchase up to 42,857 shares of the Company's Common Stock at any time until 11:59 pm Eastern Time on October 6, 2009, at an exercise price of $0.35 per share. The terms governing these shares are the same as in the warrant signed between Cornell and the Company on October 6, 2005, and incorporated as Exhibit
99.2 to the Company's Form 8-K filed on October 18, 2005. Trenwith is also entitled to purchase up to 468,750 shares of the Company's Common Stock at any time until 11:59 pm Eastern Time on October 6, 2008, at an exercise price of $0.80 per share.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description:

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


Exhibit             Description                                                    Location
-------             -----------                                                    --------
    Exhibit 10.1    Engagement Agreement, dated as of August 10, 2005,
                    by and between the Company and Trenwith Securities, LLC        Provided herewith

    Exhibit 10.2    Warrant, dated as of November 16, 2005, issued by the
                    Company to Trenwith Securities, LLC                            Provided herewith

































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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 18, 2005                 SENSOR SYSTEM SOLUTIONS, INC.


                                           By:      /s/ Michael Young
                                                    -----------------
                                           Name:    Michael Young
                                           Title:   Chief Executive Officer




































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